LEGG MASON PARTNERS EQUITY TRUST

Amended and Restated Designation of Classes

(Effective as of April 13, 2012)

WHEREAS, the Trustees of the Trust, acting pursuant to Section 4.9 of the Declaration, desire to divide the Series of the Trust into one of more Classes of Shares.

NOW THEREFORE, the Trustees of the Trust do hereby establish and designate the Classes as listed below with respect to the identified Series of the Trust, with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Class

Legg Mason ClearBridge Aggressive Growth Fund	A, B, C, I, FI, R, IS, R1

Legg Mason Capital Management All Cap Fund	A, B, C, I, 1, FI, R, IS, R1

Legg Mason ClearBridge Appreciation Fund	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Equity Income Builder Fund	A, B, C, I, 1, FI, R, IS, R1

Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund)	A, C, I, FI, R, IS, R1

Legg Mason Esemplia Emerging Markets Equity Fund	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Equity Fund	A, B, C, O, I, FI, R, IS, R1

Legg Mason Investment Counsel Financial Services Fund	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Fundamental All Cap Value Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason Batterymarch Global Equity Fund	A, B, C, I, 1, FI, R, IS, R1

Legg Mason Global Currents International All Cap Opportunity Fund	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Large Cap Value Fund	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Large Cap Growth Fund	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 85%	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 70%	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 50%	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 30%	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Mid Cap Core Fund	A, B, C, I, 1, FI, R, IS, R1

Legg Mason Batterymarch S&P 500 Index Fund	A, D, IS, R1

Legg Mason ClearBridge Small Cap Growth Fund	A, B, C, FI, R, I, 1, IS, R1

Legg Mason ClearBridge Small Cap Value Fund	A, B, C, I, FI, R, IS, R1

Legg Mason Investment Counsel Social Awareness Fund	A, B, C, I, FI, R, IS, R1

Legg Mason Batterymarch U.S. Large Cap Equity Fund	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2015	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2020	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2025	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2030	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2035	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2040	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2045	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2050	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement Fund	A, C, I, FI, R, IS, R1

Legg Mason Permal Tactical Allocation Fund	A, C, I, FI, R, IS, R1

Legg Mason ClearBridge Mid Cap Growth Fund	A, C, I, FI, R, IS, R1

Legg Mason Global Currents International Small Cap Opportunity Fund	A, C, I, FI, R, IS, R1

Legg Mason Dynamic Multi-Strategy Fund	A, C, I, FI, R, IS